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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Legal and Compliance Department

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

1

Semi-annual Report
June 30, 2015

MADISON STRATEGIC SECTOR
PREMIUM FUND (MSP)

Active Equity Management combined
with a Covered Call Option Strategy

2

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Review of Period
What happened in the market during the first half of 2015?
For the six-month period ended June 30, 2015 the S&P 500®
Index tallied a 1.23% gain even with the late June downturn fueled by the uncertainty in Greece as it tried to negotiate a solution to its debt woes. Despite this, foreign markets, which had been struggling in 2014, saw an upswing of 5.52% according to the broad international index, MSCI EAFE (net). Bond investors experienced increased volatility during the second quarter as interest rates trended higher and world events played out. Yields rose as Federal Reserve remarks (supported by positive U.S. economic developments) reaffirmed their intention to raise short-term rates in the not so distant future. The Barclays U.S. Aggregate Bond Index fell 0.10% during the period.
Looking forward, we believe market volatility will increase as we edge closer to the start of a rising interest rate cycle. Elevated asset levels remain a concern, especially as earnings growth estimates are now falling to near-zero, driven in part by the strong U.S. dollar (resulting in fewer exports), slower global growth and weaker results in the Energy sector. While growth appears to be materializing in Europe, issues around the solidarity of the euro along with increasing friction with Russia may prolong the weakness.
How did the Fund perform given the marketplace conditions during the first six months of 2015?
For the six months ending June 30, 2015, the Fund Net Asset Value (NAV) rose 2.58%, trailing the CBOE S&P BuyWrite Index (BXM) return of 3.67%. The S&P 500® rose 1.23% during the period. The Fund’s market price rose 2.93% as the discount to NAV ended the period at -13.5%, virtually unchanged from the reading on December 31, 2014. During the period, however, the discount narrowed to less than -11% in March before widening again. On an NAV basis, the Fund underperformed the BXM index as the Fund was more consistently hedged during the entire period while the BXM Index hedge changed meaningfully throughout the period. This was most evident in the mid-May to mid-June period during which time the market rose while the BXM was very lightly hedged. As the Fund was more hedged during this time, it was unable to keep pace with the Index. Aside from this short impact, the Fund tracked the BXM Index relatively closely. As the S&P 500® exhibited an increased level of volatility, the Fund outperformed as the overall market was in retreat and lagged as the market advanced. On balance, the Fund’s outperformance of the S&P 500® during the period stemmed from its protective position during a number of short market declines. Relative to the S&P 500®, stock selection in the Fund was a significantly positive contributor to performance and sector allocation also positively added to performance. While most sector allocation impacts were relatively minor, the Fund’s absence from the underperforming Utilities sector was positive while being underweighted in the Health Care sector was the primary offset. Health Care stocks have led the market so far this year but the rest of the market has been fairly lackluster. Slowing revenue and earnings growth along with an economy that is struggling to gain momentum has resulted in increased concern and volatility as we entered the seventh year of the bull market for U.S. stocks.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

Describe the Fund’s portfolio equity and option structure.
As of June 30, 2015, the Fund held 44 equity and ETF securities and unexpired call options had been written against 83% of the Fund’s holdings. It is the strategy of the Fund to write "out-of-the-money" call options and, as of June 30, 79.1% of the Fund’s call options (53 of 67 different options) remained "out-of-the-money." (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). This level is higher than previous periods due to the market weakness on Greece concerns as the period came to a close. In addition, the Fund held one protective put option holding against the S&P 500® Index. The Fund will opportunistically own protective put options in order to provide additional insurance against a potential market decline.
Which sectors are prevalent in the Fund?
From a sector perspective, MSP’s largest exposure as of June 30,

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

2015 was to the Information Technology sector, which was neutrally positioned to the S&P 500®. This was followed by an overweighting in the Consumer Discretionary sector and a small overweighting in the Energy sector. The Fund’s next largest sector exposure was a small underweight in the Industrial sector followed by an underweight in the Health Care sector. The Fund had smaller exposure to the Consumer Staples, Financials, Telecom and Materials sectors while being absent from the Utilities sector.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/15
Consumer Discretionary	14.3%
Consumer Staples	7.7%
Energy	9.7%
Financials	6.4%
Health Care	7.8%
Industrials	7.7%
Information Technology	17.9%
Materials	0.6%
Telecommunication Services	2.4%
Exchange Traded Funds	8.6%
Put Option Purchased	1.4%
U.S. Government and Agency Obligations	8.4%
Short-Term Investments	7.1%
Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the Fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
What is the management’s outlook for the market and Fund in 2015?
In prior quarters (and with the risk of sounding like a broken record), we advised investors to be increasingly careful given the extent of the bull market and the relatively benign growth environment. We are currently in the longest bull market without a 10% correction since 1945. The average number of days between 10% corrections is 540 days and we currently stand close to 1400 days. Our stance has not changed. We continue to believe the weight of the evidence suggests that equity markets at current elevated levels ascribe a higher risk than investors appreciate. While we do not believe the market is in store for a major bear market, we caution that volatility is likely to increase. Earnings growth in the U.S. will likely stagnate for much of this year and in absence of a pullback, stocks will look increasingly stretched from a valuation standpoint. In fact, p/e multiple compression is a real possibility in 2015 which would detract from the market’s potential return.
In summary, we are cautious on the stock market after six strong years. The strategy of covered call writing is defensive in nature and given the risk concerns noted above, we believe this strategy may be very timely for investors. The Fund will remain in a very conservative and defensive posture while maintaining flexibility to adjust as the market forces change. Regarding the underlying assets of the Fund, we remain diligent and committed to investing in high quality growth companies that can deliver consistent results in a variety of economic environments and also offer a margin of safety from a valuation perspective.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

TOP TEN EQUITY HOLDINGS AS OF 6/30/15
% of Total Investments
Google Inc., Class C	3.0%
SPDR Gold Shares	3.0%
eBay Inc.	2.9%
Powershares QQQ Trust Series 1	2.8%
SPDR S&P 500® ETF Trust	2.8%
Starbucks Corp.	2.6%
Diageo PLC	2.6%
T. Rowe Price Group Inc.	2.4%
Verizon Communications Inc.	2.4%
Baker Hughes Inc.	2.3%

INDEX DEFINITIONS
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500® Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 79.3%
Consumer Discretionary - 15.2%
Amazon.com Inc.* (A)	3,800	$ 1,649,542
CBS Corp., Class B (A)	31,500	1,748,250
Discovery Communications Inc., Class C*	53,500	1,662,780
Johnson Controls Inc. (A)	33,900	1,679,067
Nordstrom Inc. (A)	16,000	1,192,000
Priceline Group Inc./The* (A)	1,600	1,842,192
Starbucks Corp. (A)	40,600	2,176,769
		11,950,600
Consumer Staples - 8.2%
Costco Wholesale Corp. (A)	8,700	1,175,022
Diageo PLC, ADR (A)	18,500	2,146,740
General Mills Inc. (A)	34,000	1,894,480
JM Smucker Co./The (A)	10,900	1,181,669
		6,397,911
Energy - 10.4%
Apache Corp. (A)	26,400	1,521,432
Baker Hughes Inc.	31,000	1,912,700
Cameron International Corp.* (A)	32,000	1,675,840
EOG Resources Inc. (A)	14,200	1,243,210
Occidental Petroleum Corp. (A)	22,700	1,765,379
		8,118,561
Financials - 6.8%
Progressive Corp./The (A)	59,500	1,655,885
State Street Corp. (A)	21,500	1,655,500
T. Rowe Price Group Inc. (A)	25,900	2,013,207
		5,324,592
Health Care - 8.3%
Agilent Technologies Inc. (A)	38,400	1,481,472
Baxter International Inc. (A)	3,300	230,769
Cerner Corp.* (A)	17,600	1,215,456
Express Scripts Holding Co.* (A)	9,600	853,824
Gilead Sciences Inc. (A)	9,900	1,159,092
Varian Medical Systems Inc.* (A)	18,500	1,560,105
		6,500,718
Industrials - 8.2%
Danaher Corp. (A)	17,300	1,480,707
Jacobs Engineering Group Inc.* (A)	27,800	1,129,236
PACCAR Inc. (A)	18,500	1,180,485
United Parcel Service Inc., Class B (A)	15,800	1,531,178
United Technologies Corp.	10,300	1,142,579
		6,464,185

	Shares	Value (Note 2)
Information Technology - 19.0%
Apple Inc. (A)	14,300	$ 1,793,577
eBay Inc.* (A)	41,000	2,469,840
EMC Corp. (A)	56,900	1,501,591
Google Inc., Class C* (A)	4,800	2,498,448
Linear Technology Corp. (A)	25,800	1,141,134
Microsoft Corp. (A)	34,500	1,523,175
Nuance Communications Inc.* (A)	45,000	787,950
Oracle Corp. (A)	37,000	1,491,100
QUALCOMM Inc. (A)	27,500	1,722,325
		14,929,140
Materials - 0.7%
Mosaic Co./The	11,500	538,775
Telecommunication Service - 2.5%
Verizon Communications Inc. (A)	42,500	1,980,925
Total Common Stocks (Cost $63,328,147)		62,205,407
INVESTMENT COMPANIES - 9.2%
Powershares QQQ Trust Series 1 (A)	22,200	2,376,954
SPDR Gold Shares*	22,000	2,472,140
SPDR S&P 500® ETF Trust (A)	11,500	2,367,275
Total Investment Companies (Cost $7,463,541)		7,216,369
SHORT-TERM INVESTMENTS - 7.6%
State Street Institutional U.S. Government Money Market Fund	5,945,980	5,945,980
Total Short-Term Investments (Cost $5,945,980)		5,945,980
	Contracts
PUT OPTION PURCHASED - 1.5%
S&P 500® Index, Put, Aug 2015, $2,100	173	1,155,640
Total Put Options Purchased (Cost $782,133)		1,155,640
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.9%
U.S. Treasury Bill (B) (C), 0.015%, 9/24/15	$7,000,000	7,000,000
Total U.S. Government and Agency Obligations (Cost $6,999,760)		7,000,000

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Value (Note 2)
TOTAL INVESTMENTS - 106.5% (Cost $84,519,561**)	$ 83,523,396
NET OTHER ASSETS AND LIABILITIES - (4.7%)	(3,644,177)
TOTAL CALL & PUT OPTIONS WRITTEN - (1.8%)	(1,443,084)
TOTAL NET ASSETS - 100.0%	$78,436,135

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $84,531,105.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of June 30, 2015, the total amount segregated was $7,000,000.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

________________________________________________________________________________________________________________

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Agilent Technologies Inc.	165	July 2015	$ 42.50	$ 2,557
Agilent Technologies Inc.	219	August 2015	42.50	10,731
Amazon.com Inc.	38	July 2015	380.00	209,380
Apache Corp.	140	July 2015	65.00	420
Apple Inc.	59	July 2015	130.00	3,156
Apple Inc.	74	August 2015	130.00	19,425
Apple Inc.	10	August 2015	135.00	1,295
Baxter International Inc.	33	July 2015	67.50	9,158
Cameron International Corp.	150	August 2015	55.00	22,875
Cameron International Corp.	100	August 2015	57.50	8,000
CBS Corp., Class B	216	September 2015	60.00	21,492
Cerner Corp.	90	July 2015	70.00	8,100
Cerner Corp.	86	September 2015	70.00	23,650
Costco Wholesale Corp.	62	October 2015	145.00	9,269
Danaher Corp.	58	July 2015	87.50	3,625
Danaher Corp.	30	August 2015	87.50	4,800
Danaher Corp.	85	September 2015	87.50	17,850
Diageo PLC	123	July 2015	115.00	33,825
Diageo PLC	62	July 2015	120.00	5,115
eBay Inc.	130	July 2015	57.50	43,875
eBay Inc.	150	July 2015	60.00	26,025
eBay Inc.	130	October 2015	60.00	44,200
EMC Corp.	269	July 2015	27.00	6,859
EMC Corp.	300	July 2015	28.00	2,550
EOG Resources Inc.	142	October 2015	95.00	31,808
Express Scripts Holding Co.	56	July 2015	87.50	15,428
Express Scripts Holding Co.	40	August 2015	92.50	8,200
General Mills Inc.	185	July 2015	55.00	23,495
General Mills Inc.	140	July 2015	57.50	4,410
Gilead Sciences Inc.	99	July 2015	110.00	76,725
Google Inc., Class C	19	July 2015	540.00	6,840
Google Inc., Class C	29	August 2015	550.00	19,720
Jacobs Engineering Group Inc.	200	July 2015	45.00	500
Jacobs Engineering Group Inc.	78	August 2015	45.00	2,340

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
JM Smucker Co./The	109	October 2015	115.00	18,803
Johnson Controls Inc.	120	July 2015	52.50	1,800
Johnson Controls Inc.	219	October 2015	55.00	14,235
Linear Technology Corp.	258	August 2015	48.00	16,125
Microsoft Corp.	150	July 2015	47.00	1,050
Microsoft Corp.	143	August 2015	47.00	7,293
Microsoft Corp.	52	August 2015	48.00	1,716
Nordstrom Inc.	160	October 2015	75.00	46,640
Nuance Communications Inc.	108	July 2015	16.00	17,280
Nuance Communications Inc.	117	July 2015	17.00	8,190
Nuance Communications Inc.	225	October 2015	18.00	20,250
Occidental Petroleum Corp.	115	August 2015	85.00	4,485
Occidental Petroleum Corp.	112	November 2015	80.00	31,136
Oracle Corp.	133	September 2015	45.00	2,527
PACCAR Inc.	100	August 2015	67.50	6,750
PACCAR Inc.	85	November 2015	67.50	14,663
Powershares QQQ Trust Series 1	100	July 2015	108.00	12,450
Powershares QQQ Trust Series 1	122	August 2015	108.00	28,060
Priceline Group Inc./The	16	August 2015	1,185.00	56,720
Progressive Corp./The	300	August 2015	27.00	40,500
Progressive Corp./The	295	November 2015	28.00	31,713
QUALCOMM Inc.	125	July 2015	70.00	187
SPDR S&P 500® ETF Trust	115	August 2015	209.00	36,110
Starbucks Corp.	250	July 2015	47.50	154,375
Starbucks Corp.	156	July 2015	50.00	58,500
State Street Corp.	100	August 2015	77.50	22,650
State Street Corp.	115	August 2015	80.00	14,145
T. Rowe Price Group Inc.	105	July 2015	78.00	11,288
T. Rowe Price Group Inc.	154	July 2015	83.00	1,925
United Parcel Service Inc., Class B	158	October 2015	105.00	10,349
United Technologies Corp.	103	August 2015	120.00	2,420
Varian Medical Systems Inc.	185	August 2015	90.00	18,038
Verizon Communications Inc.	131	October 2015	50.00	3,013
Total Call Options Written ( Premiums received $1,876,985 )				$1,443,084
Total Options Written, at Value ( Premiums received $1,876,985 )				$1,443,084

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Statement of Assets and Liabilities as of June 30, 2015 (unaudited)

Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 84,519,561
Net unrealized depreciation
Unaffiliated issuers	(996,165)
Total investments, at value	83,523,396
Receivables:
Investments sold	78,617
Dividends	63,379
Total assets	83,665,392
Liabilities:
Payables:
Investments purchased	3,702,361
Advisory agreement fees	52,500
Service agreement fees	31,312
Options written, at value (premiums received $1,876,985) (Note 6)	1,443,084
Total liabilities	5,229,257
Net assets	$ 78,436,135
Net assets consist of:
Paid-in capital	$ 80,418,905
Accumulated undistributed net investment loss	(2,882,677)
Accumulated net realized gain on investments sold, options and foreign currency related transactions	1,462,171
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(562,264)
Net Assets	$ 78,436,135
Capital Shares Issued and Outstanding (Note 7)	5,798,291
Net Asset Value per share	$13.53

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Statement of Operations For the Period Ended June 30, 2015 (unaudited)

Investment Income:
Interest	$ 679
Dividends
Unaffiliated issuers	520,312
Total investment income	520,991
Expenses:
Advisory agreement fees	317,023
Service agreement fees	71,330
Other Expenses	204
Total expenses	388,557
Net Investment Income	132,434
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	425,765
Unaffiliated issuers	2,368,798
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	2,535,501
Unaffiliated issuers	(3,450,689)
Net Realized and Unrealized Gain on Investments and Option Transactions	1,879,375
Net Increase in Net Assets from Operations	$ 2,011,809

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14
Net Assets at beginning of period	$ 79,439,437	$ 80,473,886
Increase in net assets from operations:
Net investment income (loss)	132,434	(57,000)
Net realized gain	2,794,563	6,349,067
Net change in unrealized depreciation	(915,188)	(1,296,293)
Net increase in net assets from operations	2,011,809	4,995,774
Distributions to shareholders from:
Net investment income	(3,015,111)	0
Net capital gains	0	(6,030,223)
Total distributions	(3,015,111)	(6,030,223)

Total decrease in net assets	(1,003,302)	(1,034,449)
Net Assets at end of period	$ 78,436,135	$ 79,439,437
Undistributed net investment loss included in net assets	$ (2,882,677)	$ -

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	(unaudited) Six-Months Ended 6/30/15	Year Ended December 31,
		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$13.70	$13.88	$12.83	$12.63	$14.07	$13.83
Income from Investment Operations:
Net investment income (loss)[1]	0.02	(0.01)	0.01	0.03	0.00[2]	(0.03)
Net realized and unrealized gain (loss) on investments	0.33	0.87	2.08	1.21	(0.40)	1.31
Total from investment operations	0.35	0.86	2.09	1.24	(0.40)	1.28
Less Distributions From:
Net investment income	(0.52)	0	(0.01)	(0.03)	(0.00)[2]	0
Capital gains	0	(1.04)	(1.03)	(0.00)[2]	(0.94)	0
Return of capital	0	0	0	(1.01)	(0.10)	(1.04)
Total distributions	(0.52)	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)
Net increase (decrease) in net asset value	(0.17)	(0.18)	1.05	0.20	(1.44)	0.24
Net Asset Value at end of period	$13.53	$13.70	$13.88	$12.83	$12.63	$14.07
Market Value at end of period	$11.70	$11.87	$11.96	$11.09	$10.64	$12.82
Total Return
Net asset value (%)	2.58[3]	6.30	16.81	9.92	(2.80)	9.79
Market value (%)	2.93[3]	7.91	17.71	13.97	(9.24)	14.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$78,436	$79,439	$80,474	$74,417	$73,212	$81,572
Ratios of expenses to average net assets (%)	0.98[4]	0.98	0.98	0.98	0.98	0.98
Ratio of net investment income to average net assets (%)	0.33[4]	(0.07)	0.09	0.22	0.01	(0.20)
Portfolio turnover (%)	69[3]	139	153	53	83	61

1Based on average shares outstanding during the year.
2Amounts represent less than $0.005 per share.
3Not annualized.
4Annualized.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Notes to Financial Statements (unaudited)
1. ORGANIZATION
Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the "Adviser"), selling at a reasonable price relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), which are valued at the NASDAQ official closing price ("NOCP"), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value ("NAV"). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions,

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bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the period ended June 30, 2015. As of and during the period ended June 30, 2015, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of June 30, 2015, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/15
Assets:[1]
Common Stocks	$62,205,407	$ -	$ -	$62,205,407
Investment Companies	7,216,369	-	-	7,216,369
Short-Term Investments	5,945,980			5,945,980
Put Options Purchased	1,155,640	-	-	1,155,640
U.S. Government and Agency Obligations	0	7,000,000	-	7,000,000
	$76,523,396	$ 7,000,000	$ -	$83,523,396
Liabilities:
Written Options	$ 1,443,084	$ -	$ -	$ 1,443,084
[1]Please see the Portfolio of Investments for a listing of all securities within each category.
Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2015:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options purchased	$1,155,640	Options written	$1,443,084
The following table presents the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Appreciation on Derivatives
Equity contracts	$425,765	$2,535,501
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
3. INVESTMENT ADVISORY AND SERVICES AGREEMENT
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers

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required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets on the first $500 million of assets, and 0.60% of the Fund’s average daily net assets on assets in excess of $500 million.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to 0.18% of the Fund’s average daily net assets. Not included in this service fee and, therefore, the responsibility of the Fund, are "excluded expenses." Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses).
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $9,000 for the period ended June 30, 2015.
4. FEDERAL INCOME TAXES
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
As of December 31, 2014, for federal income tax purposes, the

Fund utilized $6,797,404 of capital loss carryforwards ("CLCF"). The Fund had a remaining CLCF of $762,953, which can be used to offset future capital gains. These CLCF’s will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years beginning prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.
Information on the tax components of investments, excluding option contracts, as of June 30, 2015, is as follows:

Cost	$ 84,531,105
Gross appreciation	2,776,640
Gross depreciation	(3,784,349)
Net depreciation	$ (1,007,709)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.
For the years ended December 31, 2014 and 2013, the tax character of distributions paid to shareholders was $6,030,223 ordinary income for 2014 and $6,030,223 ordinary income for 2013.
5. INVESTMENT TRANSACTIONS
During the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $50,185,718 and $46,588,063, respectively. No long-term U.S. Government securities were purchased or sold during the period.
6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
Transactions in written option contracts during the period ended June 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8,063	$1,909,712
Options written during the period	19,588	4,618,290
Options closed during the period	(6,648)	(1,724,127)
Options exercised during the period	(5,693)	(1,441,749)
Options expired during the period	(6,807)	(1,485,141)
Options outstanding, end of period	8,503	$1,876,985
Purchased option activity was not significant for the period ended June 30, 2015. Details of option contracts purchased and held at June 30, 2015, are included in the Fund’s Portfolio of Investments.
7. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2015. Additionally, no capital stock activity occurred for the period ended June 30, 2015, and years ended December

31, 2014 and 2013, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the period ended June 30, 2015, and years ended December 31, 2014 and 2013, respectively.
8. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
9. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the

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cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
10. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Other Information (unaudited)
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Dividend Reinvestment Plan (unaudited)
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MSP | Madison Strategic Sector Premium Fund | June 30, 2015

Board of Trustees
Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Steven P. Riege

Officers
Katherine L. Frank
President
Jay R. Sekelsky
Vice President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
Lisa R. Lange
Chief Compliance Officer,,
Chief Legal Officer &
Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Milwaukee, Wisconsin

Question concerning your shares of Madison Strategic Sector Premium Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

◦	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021
This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In July 2015, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

Madison Funds®

550 Science Drive
Madison, WI 53711
800.767.0300

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the seco nd fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Counsel and Chief Compliance Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer

Date: August 31, 2015

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer

Date: August 31, 2015